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                                                                   Exhibit 10.36
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                   AMENDMENT NO. 9 TO BUSINESS LOAN AGREEMENT

         This Amendment No. 9 (the "Amendment") dated as of June 30, 1999, is between Bank of America National Trust and Savings Association (the "Bank") and Dura Pharmaceuticals, Inc. (the "Borrower").

                                    RECITALS

         A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 14, 1997, as previously amended (the "Agreement").

         B. The Bank and the Borrower desire to further amend the Agreement.

                                    AGREEMENT

         1 DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

         2 AMENDMENTS. The Agreement is hereby amended as follows:

                         2.1 In Paragraph 6.4 of the Agreement, the ratio "5.50 TO 1.00" is substituted for the ratio "1.75 TO 1.00".

                         2.2 In Paragraph 6.12 of the Agreement, the amount "TWO HUNDRED SIXTEEN MILLION DOLLARS ($216,000,000)" is substituted in the amount "ONE HUNDRED NINETY MILLION DOLLARS ($190,000,000)".

                         2.3 A new Paragraph 6.25 is added to the Agreement, which reads in its entirety as follows:

                         "6.25 LIQUIDITY. To maintain on an unconsolidated basis unencumbered liquid assets equal to at least Seventy Five Million Dollars ($75,000,000).

                               (a) Liquid Assets: means the following:

                                    (i)cash and certificates of deposit;

                                    (ii)U.S. treasury bills and other
                                    obligations of the federal government;

                                    (iii)readily marketable securities
                                    (including commercial paper, but excluding restricted stock and stock subject to the provisions of Rule 144 of the Securities and Exchange Commission)."

         3 REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

         4 EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of this Amendment.


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         BANK OF AMERICA
         NATIONAL TRUST AND SAVINGS ASSOCIATION


         /s/ Susan J. Pepping
      --------------------------------
         By: Susan J. Pepping, Vice President

                                             DURA PHARMACEUTICALS, INC.


                                             /s/  Erle T. Mast
      --------------------------------      ---------------------------------
                                             By: Erle T. Mast
                                             Vice President, Finance


                                             /s/ Mitchell R. Woodbury
      --------------------------------      ---------------------------------
                                             By: Mitchell R. Woodbury
                                             Senior Vice President and General
                                              Counsel









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